UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

TRACK GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-23153	87-0543981
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563
(Address of principal executive offices)

(877) 260-2010
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRCK	OTCQX Marketplace

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 9, 2019, Track Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 - Election of Directors

	For	Withheld	Broker Non-Vote
Guy Dubois	5,605,912	81,123	2,048,727
Karen Macleod	5,686,708	327	2,048,727
Karim Sehnaoui	5,605,962	81,073	2,048,727

The Company’s Directors are elected by a plurality of the votes cast. Stockholders elected Guy Dubois, Karen Macleod and Karim Sehnaoui to serve on the Board of Directors until the 2020 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Vote
5,604,836	81,619	580	2,048,727

The vote required to approve this proposal, on an advisory basis, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated March 27, 2019.

Proposal No. 3 - Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
4,614,918	79,236	923,248	69,633	2,048,727

The vote required to approve the frequency of the advisory vote on executive compensation required the favorable vote of a majority of votes cast. Accordingly, stockholders voted, on an advisory basis, in favor of holding a vote with respect to the frequency of a shareholder vote on the compensation paid to the Company’s named executive officers every year.

Proposal No. 4 - Ratification of Appointment of Auditors

For	Against	Abstain	Broker Non-Vote
7,697,429	37,929	404	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Eide Bailly, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2019.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACK GROUP, INC.

Date: May 13, 2019	By:	/s/ Peter K. Poli
Peter K. Poli
Chief Financial Officer